Filed pursuant to Rule 497(a)

Registration No. 333-181563

Rule 482ad

ARES CAPITAL CORPORATION PRICES PUBLIC OFFERING OF $175.0 MILLION 5.875% SENIOR UNSECURED NOTES DUE 2022

New York, NY—September 21, 2012—Ares Capital Corporation (Nasdaq: ARCC) announced that it has priced an underwritten public offering of $175.0 million in aggregate principal amount of 5.875% senior unsecured notes due 2022.  The notes will mature on October 1, 2022 and may be redeemed in whole or in part at any time or from time to time at our option on or after October 1, 2015.  The notes will bear interest at a rate of 5.875% per year payable quarterly on January 1, April 1, July 1 and October 1 of each year, with the first interest payment due on January 1, 2013. Ares Capital has granted the underwriters an option to purchase up to an additional $26.25 million in aggregate principal amount of notes to cover over-allotments, if any.

Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, UBS Securities LLC and Wells Fargo Securities, LLC are acting as joint book-running managers for this offering.  Stifel, Nicolaus & Company, Incorporated, Credit Suisse Securities (USA) LLC, Janney Montgomery Scott LLC, RBC Capital Markets, LLC and Stephens Inc. are acting as co-managers for this offering.  The offering is expected to close on September 25, 2012, subject to customary closing conditions.  Ares Capital intends to apply to list the notes on The New York Stock Exchange and if the application is approved, expects trading in the notes on The New York Stock Exchange to begin within 30 days from the original issue date under the ticker symbol “ARU.”

Ares Capital expects to use the net proceeds of this offering to repay certain outstanding indebtedness under its debt facilities and, to the extent not applied for such purpose, for general corporate purposes, which may include investing in portfolio companies in accordance with its investment objective.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of Ares Capital before investing.  The preliminary prospectus supplement dated September 20, 2012 and the accompanying prospectus dated August 16, 2012, each of which have been filed with the Securities and Exchange Commission, contain this and other information about Ares Capital and should be read carefully before investing.

The information in the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed.  The preliminary prospectus supplement, the accompanying prospectus and this press release are not offers to sell any securities of Ares Capital and are not soliciting an offer to buy such securities in any jurisdiction where such offer and sale is not permitted.

The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus, copies of which may be obtained from (1) Merrill Lynch, Pierce, Fenner & Smith Incorporated, 222 Broadway, 7th Floor, New York, NY 10038, Attention:  Prospectus Department, or e-mailing: dg.prospectus_requests@baml.com, (2) Morgan Stanley & Co. LLC, 180 Varick Street, 2nd Floor, New York, NY 10014, Attention: Prospectus Department, by phone at 1-866-718-1649, or e-mailing: prospectus@morganstanley.com, (3) UBS Securities LLC, 299 Park Avenue, New York, NY 10171, Attention:  Prospectus Specialist, or by phone at 1-877-827-6444, ext. 561 3884 and (4) Wells Fargo Securities, LLC, 1525 West W.T. Harris Blvd., NC0675, Charlotte, North Carolina 28262, Attention: Capital Markets Client Support, or by phone 1-800-326-5897 or emailing: cmclientsupport@wellsfargo.com.

ABOUT ARES CAPITAL CORPORATION

Ares Capital is a leading specialty finance company that provides one-stop financing solutions to U.S. middle market companies and private equity sponsors. The Company originates and invests in senior secured loans, mezzanine debt and, to a lesser extent, equity investments through its national direct origination platform. Ares Capital’s investment objective is to generate both current income and capital appreciation through debt and equity investments primarily in private companies. Ares Capital has elected to be regulated as a business development company, and is externally managed by a wholly owned subsidiary of Ares Management LLC. Ares Management is a global alternative asset manager and a SEC-registered investment adviser with approximately $54 billion of committed capital under management as of June 30, 2012.

FORWARD-LOOKING STATEMENTS

Statements included herein may constitute “forward-looking statements,” which relate to future events or our future performance or financial condition.  These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties.  Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the Securities and Exchange Commission.  Ares Capital undertakes no duty to update any forward-looking statements made herein.

Contact:

Carl Drake
Ares Capital Corporation
404-814-5204